UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2011

SECURE LUGGAGE SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-162518	68-0677444
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2375 East Camelback Road, 5th Floor, Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (602) 387-4035

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 10, 2010, Chisholm, Bierwolf, Nilson, & Morrill, LLC resigned as independent auditors for our company and our board of directors approved the appointment of Chang Lee LLP as independent auditors of our company.

Subsequent to the change of auditor on August 10, 2010, our company was advised by the United States Securities and Exchange Commission on April 21, 2011 that our former auditors, Chisholm, Bierwolf, Nilson, & Morrill, LLC, have been denied the privilege of appearing or practicing before the SEC as an accountant.

In accordance with the SEC's decision, our board of directors has concluded that the financial statements for the year ended December 31, 2009 should not be relied upon as they were based on statements made by our company’s former independent accounting firm.

Our company will re-state the financial statements for the year ended December 31, 2009 and include an audit report from our current independent auditor Chang Lee LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURE LUGGAGE SOLUTIONS INC.

/s/ Donald G. Bauer
Donald G. Bauer
Chief Executive Officer

May 13, 2011